Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of April 15, 2015 (this “Agreement”) is entered into by and among GENTHERM INCORPORATED, a Michigan corporation (the “Company”), GENTHERM GMBH, a German limited liability company (“Gentherm Germany”), GENTHERM (TEXAS), INC., a Texas corporation (“Gentherm Texas” and together with the Company, the “U.S. Borrowers”), GENTHERM CANADA LTD., an Ontario corporation (“Gentherm Canada”), GLOBAL THERMOELECTRIC INC., an Alberta corporation (“Global” and, together with Gentherm Canada, the “Canadian Borrowers” and, together with Gentherm Canada, the U.S. Borrowers and Gentherm Germany, the “Borrowers” and each, a “Borrower”), GENTHERM PROPERTIES II, LLC, a Michigan limited liability company (the “New Subsidiary”), each Lender party hereto and BANK OF AMERICA, N.A., as Administrative Agent (the “Administrative Agent”) and L/C Issuer.

W I T N E S S E T H:

WHEREAS, the Borrowers, the Lenders and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer are all parties to that certain Credit Agreement, dated as of August 7, 2014 (as amended or otherwise modified prior to the date hereof, the “Existing Credit Agreement”, and as amended by this Agreement and as the same may be further amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrowers have requested that the Lenders, the L/C Issuer and the Administrative Agent amend certain provisions of the Existing Credit Agreement as set forth herein; and

WHEREAS, the Lenders, the L/C Issuer and the Administrative Agent are willing to effect such amendments, subject to the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I.

DEFINITIONS

SECTION 1.1. Definitions.  Terms for which meanings are provided in the Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Agreement with such meanings.

ARTICLE II.

AMENDMENTS TO EXISTING CREDIT AGREEMENT

SECTION 2.1. Section 1.01.

SECTION 2.1.1. The definition of “Excluded Subsidiary” in Section 1.01 of the Existing Credit Agreement is hereby amended and restated as follows:

“Excluded Subsidiary” means (a) Gentherm Electronics (Shenzen) Ltd., (b) Gentherm Automotive Systems (China) Ltd. (formerly known as W.E.T. Automotive Systems (China) Ltd.), (c) Gentherm Automotive Technologies (Shanghai) Co. Ltd., (d) Gentherm Ukraine TOV (formerly known as W.E.T. Automotiv Ukraine TOV), (e) Gentherm Korea Inc., (f) Gentherm Vietnam Co. Ltd., (g) Gentherm Macedonia DOOEL import – export Skopje, (h) any Foreign Subsidiary that is prohibited by applicable Law from providing a Guaranty or if the provision of such Guaranty by such Foreign Subsidiary would require governmental consent, approval, license or authorization and (i) any other Foreign Subsidiary with respect to which, in the reasonable judgment of the Administrative Agent (confirmed in writing by notice to the Company), the cost or other consequences of providing a Guaranty would be excessive in view of the benefits to be obtained by the Lenders therefrom.

SECTION 2.1.2. The definition of “Material Subsidiary” in Section 1.01 of the Existing Credit Agreement is hereby amended by amending the second to last sentence thereof as follows:

Notwithstanding the foregoing, each of (i) Gentherm Holding (Malta) Limited, (ii) Gentherm Automotive Systems (Malta) Ltd., (iii) Gentherm Hungary Kft., (iv) each Luxembourg Reorganization Subsidiary, (v) Gentherm Ukraine TOV (formerly known as W.E.T. Automotiv Ukraine TOV), (vi) Gentherm Vietnam Co. Ltd., (vii) Gentherm Macedonia DOOEL import – export Skopje, and (viii) each Loan Party (other than, for purposes of clarification, the Company) shall be deemed to be a “Material Subsidiary” at all times.

SECTION 2.1.3. The following defined term is hereby added to Section 1.01 in the appropriate alphabetical order to read as follows:

“Designated L/C Subsidiary” has the meaning set forth in Section 2.03(b)(i).

SECTION 2.2. Section 2.03.

SECTION 2.2.1. Section 2.03(a)(i) of the Existing Credit Agreement is hereby amended by amending and restating the second sentence thereof as follows:

Each request pursuant to Section 2.03(b)(i) for the issuance or amendment of a Letter of Credit shall be deemed to be a representation by the Company that the L/C Credit Extension so requested complies with the conditions set forth in the proviso to the preceding sentence.

SECTION 2.2.2. Section 2.03(b)(i) of the Existing Credit Agreement is hereby amended by amending and restating the first sentence thereof as follows:

Each Letter of Credit shall be issued or amended, as the case may be, upon the request of the Company (or, if designated by the Company in writing to the L/C Issuer, any Subsidiary (other than any Foreign Subsidiary domiciled in a jurisdiction where the L/C Issuer is prohibited from issuing a Letter of Credit or would be required to obtain any license, permit or approval from any Governmental Authority to issue a Letter of Credit) (such Subsidiary, a “Designated L/C Subsidiary”)) delivered to the L/C Issuer (with a copy to the Administrative Agent) in the form of a Letter of Credit Application, appropriately completed and signed by a Responsible Officer of the Company (or such Designated L/C Subsidiary).

SECTION 2.2.3. Section 2.03(b)(i) of the Existing Credit Agreement is hereby amended by amending and restating the last sentence thereof as follows:

Additionally, the Company (or, if applicable, a Designated L/C Subsidiary) shall furnish to the L/C Issuer and the Administrative Agent such other documents and information pertaining to such requested Letter of Credit issuance or amendment, including any Issuer Documents, as the L/C Issuer or the Administrative Agent may require.

SECTION 2.2.4. Section 2.03(b)(ii) of the Existing Credit Agreement is hereby amended by amending and restating the first sentence thereof as follows:

Promptly after receipt of any Letter of Credit Application, the L/C Issuer will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has received a copy of such Letter of Credit Application from the Company (or, if applicable, a Designated L/C Subsidiary) and, if not, the L/C Issuer will provide the Administrative Agent with a copy thereof.

SECTION 2.2.5. Section 2.03(b)(iii) of the Existing Credit Agreement is hereby amended by amending and restating the first and second sentences thereof as follows:

If the Company (or, if applicable, a Designated L/C Subsidiary) so requests in any applicable Letter of Credit Application, the L/C Issuer may, in its sole and absolute discretion, agree to issue a Letter of Credit that has automatic extension provisions (each, an “Auto-Extension Letter of Credit”); provided that any such Auto-Extension Letter of Credit must permit the L/C Issuer to prevent any such extension at least once in each twelve-month period (commencing with the date of issuance of such Letter of Credit) by giving prior notice to the beneficiary thereof not later than a day (the “Non-Extension Notice Date”) in each such twelve-month period to be agreed upon at the time such Letter of Credit is issued. Unless otherwise directed by the L/C Issuer, the Company (or such Designated L/C Subsidiary) shall not be required to make a specific request to the L/C Issuer for any such extension.

SECTION 2.2.6. Section 2.03(e) of the Existing Credit Agreement is hereby amended by amending and restating the last paragraph thereof as follows:

The Company (or, if applicable, a Designated L/C Subsidiary) shall promptly examine a copy of each Letter of Credit and each amendment thereto that is delivered to it and, in the event of any claim of noncompliance with the Company’s (or such Designated L/C Subsidiary’s) instructions or other irregularity, the Company (or such Designated L/C Subsidiary) will immediately notify the L/C Issuer. The Company (and, if applicable, such Designated L/C Subsidiary) shall be conclusively deemed to have waived any such claim against the L/C Issuer and its correspondents unless such notice is given as aforesaid.

SECTION 2.3. Section 2.05.  Section 2.05(b)(i) of the Existing Credit Agreement is hereby amended by amending and restating the first parenthetical thereof as follows:

(other than (x) any Disposition of any property permitted by Section 7.05(a), (b), (c), or (d) or (y) any Disposition of any property permitted by Section 7.05(g), provided that, upon giving effect to such Disposition on a Pro Forma Basis, the Consolidated Leverage Ratio is less than or equal to 1.50:1.0)

SECTION 2.4. Section 5.28.  Section 5.28 of the Existing Credit Agreement is hereby amended and restated as follows:

5.28 Anti-Corruption Laws.  The Loan Parties and their Subsidiaries have conducted their business in compliance with the United States Foreign Corrupt Practices Act of 1977, the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada), the Corruption of Foreign Public Officials Act (Canada), the UK Bribery Act 2010 and other similar anti-corruption legislation in other jurisdictions, and have instituted and maintained policies and procedures designed to promote and achieve compliance with such laws.

SECTION 2.5. Section 6.13.  Section 6.13 of the Existing Credit Agreement is hereby amended by amending and restating clause (iv) contained in the last paragraph thereof as follows:

(iv) the Collateral shall not include (and no actions under clause (b) and (c) above shall be required with respect thereto) (x) any assets as to which the Administrative Agent and the Company agree that the costs or other consequences of obtaining a security interest or perfection thereof are excessive in view of the benefits to be obtained by the Secured Parties therefrom, (y) that certain fee owned real property of Westridge Haggerty, LLC located at 21680-21700 Haggerty Road, Northville, Michigan and constituting the Company’s headquarters or (z) that certain fee owned real property of Gentherm Properties II, LLC located at 38455 Hills Tech Drive, Farmington Hills, Michigan.

SECTION 2.6. Article VI.  A new Section 6.20 is hereby added to the Existing Credit Agreement to read as follows:

6.20 Anti-Corruption Laws.  Conduct its business in compliance with the United States Foreign Corrupt Practices Act of 1977, the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada), the Corruption of Foreign Public Officials Act (Canada), the UK Bribery Act 2010 and other similar anti-corruption legislation in other jurisdictions and maintain policies and procedures designed to promote and achieve compliance with such laws.

SECTION 2.7. Section 7.01.

SECTION 2.7.1. Section 7.01(l) of the Existing Credit Agreement is hereby amended and restated as follows:

(l) Liens on the assets and Equity Interests of Gentherm Vietnam Co. Ltd. securing Indebtedness of Gentherm Vietnam Co. Ltd. permitted by Section 7.03(k);

SECTION 2.7.2. Section 7.01(m) of the Existing Credit Agreement is hereby amended and restated as follows:

(m) Liens on the real property owned by Westridge Haggerty LLC securing the Indebtedness permitted by Section 7.03(h); and

SECTION 2.7.3. Section 7.01 of the Existing Credit Agreement is hereby amended by (a) deleting the “and” at the end of clause (m) thereof, (b) deleting the “.” at the end of clause (n) thereof and (c) inserting a new clause (o) and clause (p) as follows:

(o) Liens on the real property owned by Gentherm Properties II, LLC securing the Indebtedness permitted by Section 7.03(j); and

(p) Liens on the assets and Equity Interests of Gentherm Macedonia DOOEL import – export Skopje securing Indebtedness of Gentherm Macedonia DOOEL import – export Skopje permitted by Section 7.03(l).

SECTION 2.8. Section 7.02.

SECTION 2.8.1. Section 7.02(h) of the Existing Credit Agreement is hereby amended and restated as follows:

(h) Investments made in Subsidiaries of the Company that are organized in Vietnam; provided, that, the aggregate outstanding amount of such Investments made in reliance on this Section 7.02(h) and not in reliance on any other subsection of this Section 7.02 plus the aggregate outstanding amount of Indebtedness incurred in reliance on Section 7.03(k) shall not exceed $35,000,000 at any one time outstanding;

SECTION 2.8.2. Section 7.02(i) of the Existing Credit Agreement is hereby amended and restated as follows:

(i) Investments made after the Closing Date in Subsidiaries of the Company that are organized in the Ukraine or Macedonia; provided, that, the aggregate outstanding amount of such Investments made in reliance on this Section 7.02(i) and not in reliance on any other subsection of this Section 7.02 plus the aggregate outstanding amount of Indebtedness incurred in reliance on Section 7.03(l) shall not exceed $17,000,000 at any one time outstanding;

SECTION 2.8.3. Section 7.02(j) of the Existing Credit Agreement is hereby amended and restated as follows:

(j) other Investments made after the Closing Date not exceeding $20,000,000 in the aggregate at any one time outstanding anytime thereafter; provided, that, no such Investments shall be made in Subsidiaries of the Company that are organized in Vietnam, the Ukraine or Macedonia; and

SECTION 2.9. Section 7.03.

SECTION 2.9.1. Section 7.03(c) of the Existing Credit Agreement is hereby amended and restated as follows:

(c) Guarantees of the Company or any Loan Party in respect of (i) Indebtedness otherwise permitted hereunder of the Company or any other Loan Party, (ii) Indebtedness of Excluded Subsidiaries permitted by Section 7.03(g), (iii) Indebtedness of Gentherm Vietnam Co. Ltd. permitted by Section 7.03(k), and (iv) Indebtedness of Gentherm Macedonia DOOEL import – export Skopje permitted by Section 7.03(l);

SECTION 2.9.2. Section 7.03(i) of the Existing Credit Agreement is hereby amended and restated as follows:

(h) Indebtedness of Westridge Haggerty, LLC secured only by that certain fee owned real property of Westridge Haggerty, LLC located at 21680-21700 Haggerty Road, Northville, Michigan and constituting the headquarters of the Company, in an aggregate amount not to exceed $20,000,000 at any one time outstanding;

SECTION 2.9.3. Section 7.03 of the Existing Credit Agreement is hereby amended by (a) deleting the “.” at the end of clause (j) thereof, (b) restyling clause (j) as clause (i) and (c) inserting a new clause (j), clause (k) and clause (l) as follows:

(j) Indebtedness of Gentherm Properties II, LLC secured only by that certain fee owned real property of Gentherm Properties II, LLC located at 38455 Hills Tech Drive, Farmington Hills, Michigan, in an aggregate amount not to exceed $5,000,000 at any one time outstanding; and

(k) Indebtedness of Gentherm Vietnam Co. Ltd. in an aggregate principal amount not to exceed $15,000,000 at any time outstanding; and

(l) Indebtedness of Gentherm Macedonia DOOEL import – export Skopje in an aggregate principal amount not to exceed $10,000,000 at any time outstanding.

SECTION 2.10. Section 7.04.  Section 7.04 of the Existing Credit Agreement is hereby amended by (a) deleting the “and” at the end of clause (b) thereof, (b) restyling clause (c) as clause (d) and (c) inserting a new clause (c) as follows:

(c) any Disposition contemplated by Section 7.05(g); and

SECTION 2.11. Section 7.05.  Section 7.05 of the Existing Credit Agreement is hereby amended by (a) deleting the “and” at the end of clause (f) thereof, (b) restyling clause (g) as clause (h) and (c) inserting a new clause (g) as follows:

(g) the Disposition (including any sale and leaseback transaction) by (i) Westridge Haggerty LLC of the fee owned real property located at 21680-21700 Haggerty Road, Northville, Michgan and constituting the Company’s headquarters and (ii) Gentherm Properties II, LLC of the fee owned real property located at 38455 Hills Tech Drive, Farmington Hills, Michigan; and

ARTICLE III.

CONDITION TO EFFECTIVENESS

SECTION 3.1. Conditions to Effectiveness.  This Agreement shall become effective on and as of the date first written above upon:

SECTION 3.1.1. Counterparts.  Receipt by the Administrative Agent of counterparts of this Agreement duly executed by each of the Borrowers, the New Subsidiary, the Required Lenders, the L/C Issuer and Bank of America, N.A., as Administrative Agent.

SECTION 3.1.2. New Subsidiary.  In the case of the New Subsidiary, receipt by the Administrative Agent of:

(i) Opinions of Counsel.  Favorable opinions of legal counsel to the New Subsidiary, addressed to the Administrative Agent and each Lender, dated as of the date hereof, and in form and substance reasonably satisfactory to the Administrative Agent.

(ii) Organization Documents, Resolutions, Etc.  The following, each of which shall be originals or facsimiles (followed promptly by originals), in form and substance satisfactory to the Administrative Agent and its legal counsel: (A) copies of the Organization Documents of the New Subsidiary certified to be true and complete as of a recent date by the appropriate Governmental Authority of the state of its organization, and certified by a secretary or assistant secretary of the New Subsidiary to be true and correct as of the date hereof; (B) such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of the New Subsidiary as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement and the other Loan Documents to which the New Subsidiary is a party; and (C) such documents and certifications as the Administrative Agent may reasonably require to evidence that the New Subsidiary is duly organized or formed, and that the New Subsidiary is validly existing, in good standing and qualified to engage in business in its jurisdiction or organization or formation; and

(iii) Perfection and Priority of Liens.  The following: (A) Account Control Agreements, as may be required by the Security Agreement; (B) proper financing statements in form appropriate for filing under the UCC of all jurisdictions that the Administrative Agent may deem necessary or desirable in order to perfect the Liens created under the Security Agreement, covering the Collateral described in the Security Agreement; (C) completed requests for information, dated on or before the date hereof, listing all effective financing statements filed in the jurisdictions referred to in clause (B) above that name the New Subsidiary as debtor, together with copies of such other financing statements; (D) certificates representing any Equity Interests required to be pledged pursuant to the terms of the Security Agreement accompanied by undated stock powers (or other transfers, stock transfer forms or the equivalent thereof) executed in blank and instruments evidencing any Indebtedness required to be pledged pursuant to the terms of the Security Agreement indorsed in blank; (E) searches of ownership of, and Liens on, intellectual property of the New Subsidiary in the appropriate governmental offices; (F) duly executed notices of grant of security interest in the form required by the Security Agreement as are necessary, in the Administrative Agent’s sole discretion, to perfect the Administrative Agent’s security interest in the intellectual property of the New Subsidiary; (G) in the case of any personal property Collateral located at a premises leased by the New Subsidiary (excluding locations owned by a Domestic Loan Party and leased to the New Subsidiary), such estoppel letters, consents and waivers from the landlords on such real property as may be required by the Administrative Agent; and (H) evidence of the completion of all other actions, recordings and filings of or with respect to the Security Agreement (including the payment of any recording or filing fees) that the Administrative Agent may deem necessary or desirable in order to perfect the Liens created thereby.

SECTION 3.1.3. Payment of Fees and Expenses.  Receipt by Moore & Van Allen, PLLC, as counsel to the Administrative Agent, of its fees and expenses in connection with this Agreement.

ARTICLE IV.

JOINDER OF NEW SUBSIDIARY

SECTION 4.1. Joinder of New Subsidiary.  The New Subsidiary hereby agrees with the Administrative agent, for the benefit of each Secured Party, as follows:

SECTION 4.1.1. Joinder to Guaranty.

(i) Party to Guaranty, etc. In accordance with the terms of the Closing Date Guaranty, by execution hereof, the New Subsidiary hereby irrevocably agrees to become a U.S. Guarantor under the Closing Date Guaranty with the same force and effect as if it were an original signatory thereto and (A) agrees to be bound by and comply with all of the terms and provisions of the Closing Date Guaranty applicable to it as a U.S. Guarantor and (B) represents and warrants that the representations and warranties made by it as a Guarantor under the Closing Date Guaranty, including such representations and warranties set forth in Article III of the Closing Date Guaranty, are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) as of the date hereof, and further represents and warrants that this Agreement has been duly authorized, executed and delivered by the New Subsidiary and that this Agreement and the Closing Date Guaranty constitute the legal, valid and binding obligation of the New Subsidiary, enforceable against it in accordance with its terms.  In furtherance of the foregoing, each reference to a “U.S. Guarantor”, “Guarantor”, “U.S. Guarantors” and/or “Guarantors” in the Closing Date Guaranty and the other Loan Documents shall be deemed to include the New Subsidiary.

(ii) Waiver, Agreements, etc.

(A) The New Subsidiary hereby irrevocably waives promptness, diligence, presentment, notice of acceptance and any other notice with respect to any of the Guaranteed Obligations, this Agreement and the Closing Date Guaranty and any requirement that any Secured Party protect, secure, perfect or insure any Lien, or any property subject thereto, or exhaust any right or take any action against any Loan Party or any other Person (including any other Guarantor) or entity or any Collateral securing the Guaranteed Obligations, as the case may be.

(B) The New Subsidiary understands and acknowledges that if the Secured Parties foreclose judicially or nonjudicially against any Collateral, including real property security, if any, for the Guaranteed Obligations, that foreclosure could impair or destroy any ability that such Person may have to seek reimbursement, contribution, or indemnification from the other Loan Parties or others based on any right such Person may have of subrogation, reimbursement, contribution, or indemnification for any amounts paid by such Person under this Agreement and the Closing Date Guaranty.  By executing this Agreement, each of the undersigned freely, irrevocably, and unconditionally (1) waives and relinquishes that defense and agrees that such Person will be fully liable under this Agreement and the Closing Date Guaranty even though the Secured Parties may foreclose, either by judicial foreclosure or by exercise of power of sale, any deed of trust or other Collateral Document securing the Guaranteed Obligations, (2) agrees that such Person will not assert that defense in any action or proceeding which the Secured Parties may commence to enforce this Agreement and the Closing Date Guaranty, and (3) acknowledges and agrees that the Secured Parties are relying on this waiver in creating the Guaranteed Obligations, and that this waiver is a material part of the consideration which the Secured Parties are receiving for creating the Guaranteed Obligations.

(C) The New Subsidiary waives all rights and defenses that it may have because any of the Guaranteed Obligations is secured by any Collateral, including real property, if any.  This means, among other things, that (1) the Secured Parties may collect from such Person without first foreclosing on any real or personal property Collateral pledged by the other Loan Parties, and (2) if the Secured Parties foreclose on any Collateral, including real property, if any, pledged by the other Loan Parties (x) the amount of the Guaranteed Obligations may be reduced only by the price for which that Collateral is sold at the foreclosure sale, even if the Collateral is worth more than the sale price, and (y) the Secured Parties may collect from such Person even if the Secured Parties, by foreclosing on such Collateral, have destroyed any right such Person may have to collect from the other Loan Parties.  This is an unconditional and irrevocable waiver of any rights and defenses such Person may have because any of the Guaranteed Obligations are secured by such Collateral, including real property, if any.

(iii) Incorporation.  The provisions of Sections 6.7 thru 6.15, inclusive, of the Closing Date Guaranty are incorporated into this Agreement as if fully set forth herein, mutatis mutandis; provided that (A) references to any U.S. Guarantor shall be deemed to be references to the New Subsidiary and (B) references to the Closing Date Guaranty shall be deemed to be references to this Agreement.

SECTION 4.1.2. Joinder to Pledge and Security Agreement.

(i) Party to Security Agreement, etc.  In accordance with the terms of the Security Agreement, by execution hereof, the New Subsidiary hereby irrevocably agrees to become a Grantor under the Security Agreement with the same force and effect as if it were an original signatory thereto and the New Subsidiary hereby (a) creates and grants to the Administrative Agent, its successors and assigns, a security interest in all of the New Subsidiary’s right, title and interest in and to the Collateral to secure the payment and performance of the Obligations, (b) agrees to be bound by and comply with all of the terms and provisions of the Security Agreement applicable to it as a Grantor and (c) represents and warrants that the representations and warranties made by it as a Grantor under the Security Agreement are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) as of the date hereof, unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) as of such earlier date.  In furtherance of the foregoing, each reference to a “Grantor” and/or “Grantors” in the Security Agreement shall be deemed to include each of the New Subsidiary.

(ii) Representations.  The New Subsidiary hereby represents and warrants that this Agreement has been duly authorized, executed and delivered by it and that this Agreement and the Security Agreement constitute the legal, valid and binding obligation of the New Subsidiary, enforceable against it in accordance with its terms.

(iii) Incorporation.  The provisions of Sections 7.7 thru 7.12, inclusive, of the Security Agreement are incorporated into this Agreement as if fully set forth herein, mutatis mutandis; provided that (A) references to any Grantor shall be deemed to be references to the New Subsidiary and (B) references to the Security Agreement shall be deemed to be references to this Agreement.

SECTION 4.1.3. Disclosure.

(i) The New Subsidiary has no Subsidiaries or Material Subsidiaries other than those specifically disclosed as a Subsidiary or Material Subsidiary in Part (a) of Schedule 1 attached hereto, and all of the outstanding Equity Interests (including, as reflected on Part (a) of Schedule 1, as to percentage of issued and outstanding Equity Interests of each Subsidiary owned by the New Subsidiary) in such Subsidiaries have been validly issued, are fully paid and non-assessable and are owned by the New Subsidiary in the amounts specified on Part (a) of Schedule 1 attached hereto free and clear of all Liens except those created under the Collateral Documents.  The New Subsidiary has no equity investments in any other corporation or entity other than those specifically disclosed in Part (b) of Schedule 1 attached hereto.  Set forth on Part (c) of Schedule 1 attached hereto is the New Subsidiary’s jurisdiction of organization (and, if different, the jurisdiction of the New Subsidiary for purposes of Sections 9-301 and 9-307 of the UCC), address of its principal place of business and U.S. taxpayer identification number.

(ii) Each location as to which a secured party would have filed a UCC financing statement in the five years prior to the date hereof to perfect a security interest in equipment, inventory and general intangibles owned by the New Subsidiary is set forth on Schedule 2 attached hereto.

(iii) The New Subsidiary does not have any trade names other than those set forth in on Schedule 3 attached hereto.

(iv) During the twelve months preceding the date hereof, the New Subsidiary has not been known by any legal name different from the one set forth on the signature page hereto, nor has the New Subsidiary been the subject of any merger or other corporate reorganization or otherwise acquired assets outside of the ordinary course of business, except as set forth on Schedule 4 attached hereto.

(v) The New Subsidiary is not a party to any federal, state or local government contract that is material to its business except as set forth on Schedule 5 attached hereto.

(vi) The New Subsidiary does not maintain any deposit accounts, securities accounts or commodity accounts with any Person, in each case, except as set forth on Schedule 6 attached hereto.

(vii) The New Subsidiary is not the beneficiary of any Letters of Credit, except as set forth on Schedule 7 attached hereto.

(viii) The New Subsidiary does not have any commercial tort claims in which a suit has been filed by the New Subsidiary in excess of $500,000, except as set forth on Schedule 8 attached hereto.

(ix) The address of the New Subsidiary for purposes of all notices and other communications is the address designated for the Borrowers in Section 11.02 of the Credit Agreement or such other address as the New Subsidiary may from time to time notify the Administrative Agent in writing.

ARTICLE V.

MISCELLANEOUS

SECTION 5.1. Cross-References. References in this Agreement to any Article or Section are, unless otherwise specified, to such Article or Section of this Agreement.

SECTION 5.2. Loan Document Pursuant to Credit Agreement.  This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement, including Article XI thereof.

SECTION 5.3. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

SECTION 5.4. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Agreement by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 5.5. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 5.6. Full Force and Effect. Except as expressly amended hereby, all of the representations, warranties, terms, covenants, conditions and other provisions of the Credit Agreement and the other Loan Documents shall remain unchanged and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms.  The amendments set forth herein shall be limited precisely as provided for herein to the provisions expressly amended herein and shall not be deemed to be an amendment to or modification of any other term or provision of the Credit Agreement or any other Loan Document or of any transaction or further or future action on the part of any Loan Party which would require the consent of the Lenders under the Credit Agreement or any of the Loan Documents.

SECTION 5.7. Representations and Warranties. In order to induce the Lenders to execute and deliver this Agreement, the Borrowers hereby represent and warrant to the Lenders that both before and after giving effect to this Agreement, (a) no event has occurred and is continuing which constitutes a Default or an Event of Default and (b) the representations and warranties of (i) the Borrowers contained in Article V of the Credit Agreement and (ii) each Loan Party contained in each other Loan Document or in any document furnished at any time under or in connection herewith or therewith, are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) as of such earlier date, and except that for purposes of this Agreement, the representations and warranties contained in Sections 5.05(a) and (b) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to, respectively, of Sections 6.01(a) and (b) of the Credit Agreement.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

BORROWERS:	GENTHERM INCORPORATED,
a Michigan corporation

	By:	/s/ Barry G. Steele
	Name:	Barry G. Steele
	Title:	Chief Financial Officer, Vice-President Finance and Treasurer

GENTHERM (TEXAS), INC.,
a Texas corporation

	By:	/s/ Barry G. Steele
	Name:	Barry G. Steele
	Title:	Chief Financial Officer and Treasurer

GENTHERM GMBH,
a German limited liability company

	By:	/s/ Barry G. Steele
	Name:	Barry G. Steele
	Title:	Managing Director

GLOBAL THERMOELECTRIC INC.,
an Alberta corporation

	By:	/s/ Barry G. Steele
	Name:	Barry G. Steele
	Title:	Treasurer

GENTHERM CANADA LTD.,
an Ontario corporation

	By:	/s/ Barry G. Steele
	Name:	Barry G. Steele
	Title:	Vice-President of Finance

GENTHERM INCORPORATED

FIRST AMENDMENT TO CREDIT AGREEMENT

NEW SUBSIDIARY:	GENTHERM PROPERTIES II, LLC, a Michigan limited liability company

	By:	/s/ Barry G. Steele
	Name:	Barry G. Steele
	Title:	Chief Financial Officer

GENTHERM INCORPORATED

FIRST AMENDMENT TO CREDIT AGREEMENT

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A., as Administrative Agent

	By:	/s/ Denise Jones
	Name:	Denise Jones
	Title:	Assistant Vice President

GENTHERM INCORPORATED

FIRST AMENDMENT TO CREDIT AGREEMENT

LENDERS:	BANK OF AMERICA, N.A., as a Lender and L/C Issuer

	By:	/s/ Gregory J. Bosio
	Name:	Gregory J. Bosio
	Title:	Vice President

GENTHERM INCORPORATED

FIRST AMENDMENT TO CREDIT AGREEMENT

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Wieslaw R. Sliwinski
Name:	Wieslaw R. Sliwinski
Title:	Authorized Signer

GENTHERM INCORPORATED

FIRST AMENDMENT TO CREDIT AGREEMENT

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Gregory R. Duval
Name:	Gregory R. Duval
Title:	Senior Vice President

GENTHERM INCORPORATED

FIRST AMENDMENT TO CREDIT AGREEMENT

COMERICA BANK, as a Lender

By:	/s/ Nicole Swigert
Name:	Nicole Swigert
Title:	Vice President

GENTHERM INCORPORATED

FIRST AMENDMENT TO CREDIT AGREEMENT

THE HUNTINGTON NATIONAL BANK, as a Lender

By:	/s/ Dan Swanson
Name:	Dan Swanson
Title:	Staff Officer

GENTHERM INCORPORATED

FIRST AMENDMENT TO CREDIT AGREEMENT

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Brandon Welling
Name:	Brandon Welling
Title:	Vice President

GENTHERM INCORPORATED

FIRST AMENDMENT TO CREDIT AGREEMENT

Schedule 1

Subsidiaries

Part (a):

None.

Part (b):

None.

Part (c):

Michigan

21680 Haggerty Road, Northville, Michigan 48167

The New Subsidiary does not have a U.S. taxpayer identification number, it utilizes the U.S. taxpayer identification number of its sole member, the Company, which is 95-4318554.

Schedule 2

Filing Locations (Last 5 Years)

Michigan.

Schedule 3

Trade Names

None.

Schedule 4

Changes in Name; Merger or Other Reorganization

None.

Schedule 5

Government Contracts

None.

Schedule 6

Deposit Accounts; Securities Accounts; Commodity Accounts

Comerica Bank Checking Account #1853116901.

Schedule 7

Letter of Credit Rights

None.

Schedule 8

Commercial Tort Claims

None.